YCG Enhanced Fund
YCGEX

Supplement dated July 31, 2026 to
the Statutory Prospectus dated March 31, 2026

The purpose of this supplement is to provide notice that effective immediately, the names of the Fund’s benchmarks are corrected from the “S&P 500 Index” to the “S&P 500 Total Return Index,” and the “S&P Global BMI Total Return Index” to the “S&P Global Broad Market Total Return Index.” Please note that only the Index names have been corrected. The one-year, five-year, ten-year and since-inception values remain the same. Accordingly, the Average Annual Total Returns table on page 8 of the prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2025
	One Year	Five Years	Ten Years	Since Inception (12/28/2012)
YCG Enhanced Fund (YCGEX)
Return Before Taxes	4.15%	8.42%	12.06%	12.35%
Return After Taxes on Distributions	2.98%	7.38%	11.21%	11.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	6.54%	9.86%	10.29%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	15.03%
S&P Global Broad Market Total Return Index (reflects no deduction for fees, expenses, or taxes)	22.47%	10.99%	11.82%	11.09%

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Please retain this supplement with your Statutory Prospectus